Non-current interest-bearing loans and borrowings	12 Months Ended
Dec. 31, 2021
Non-current interest-bearing loans and borrowings [Abstract]
Non-current interest-bearing loans and borrowings
16.	Non-current interest-bearing loans and borrowings

	2021	2020
	£’000	£’000
Long-term borrowings	37,226	36,654
	37,226	36,654

On November 6, 2020, the Group entered into a loan and security agreement with Oxford Finance for the provision of up to $100 million debt financing to be provided under three tranches, of which the first tranche of $50 million was received on signing the agreement. The second tranche of $25 million is available to be drawn down following tebentafusp having received Biologics License Application approval prior to June 30, 2022 . The third and final tranche of $25 million can be drawn down at the sole discretion of Oxford Finance.